SCHEDULE OF DEPOSITS AND PREPAYMENTS (Details)	Dec. 31, 2024 USD ($)	Dec. 31, 2024 HKD ($)	Dec. 31, 2023 HKD ($)
Deposits And Prepayments
Prepaid rent			$ 170,335
Prepaid building management fee	4,201	32,633	31,557
Prepaid governmental rent and rates	6,894	53,550	56,950
Rental deposit	66,478	516,384	681,340
Deposit on building management fee	16,804	130,532	103,276
Refund of rental deposit	18,165	141,100
Others	1,449	11,249	52,791
Total	$ 113,991	$ 885,448	$ 1,096,249